                                 Exhibit No. 99
                                 --------------

          Consolidated Balance Sheets as of December 31, 1998 and 1997,
                    and the Consolidated Statements of Income
       for each of the three years in the period ended December 31, 1998

The Progressive Corporation and Subsidiaries
Consolidated Balance Sheets
(millions)


December 31,                                                            1998       1997
                                                                     --------------------
ASSETS
Investments:
    Available-for-sale:
         Fixed maturities, at market (amortized cost: $4,171.6
             and $3,836.8)                                           $4,219.0    $3,891.4
         Equity securities, at market:
             Preferred stocks (cost: $374.3 and $333.9)                 376.5       348.8
             Common stocks (cost: $512.2 and $501.9)                    636.9       620.8
    Short-term investments, at amortized cost (market:
         $441.9 and $409.4)                                             441.9       409.4
                                                                     --------------------
             Total investments                                        5,674.3     5,270.4
Cash                                                                     18.6        23.3
Accrued investment income                                                53.1        44.3
Premiums receivable, net of allowance for doubtful
    accounts of $34.0 and $32.4                                       1,456.2     1,160.8
Reinsurance recoverables                                                281.0       317.5
Prepaid reinsurance premiums                                             77.7        79.8
Deferred acquisition costs                                              299.1       259.6
Income taxes                                                            192.9       116.5
Property and equipment, net of accumulated
    depreciation of $194.1 and $158.3                                   376.2       260.4
Other assets                                                             34.0        27.0
                                                                     --------------------
                  Total assets                                       $8,463.1    $7,559.6
                                                                     ====================
LIABILITIES AND SHAREHOLDERS' EQUITY
Unearned premiums                                                    $2,329.7    $1,980.1
Loss and loss adjustment expense reserves                             2,188.6     2,146.6
Policy cancellation reserve                                              29.1        34.7
Accounts payable and accrued expenses                                   582.0       486.4
Debt (Note 1)                                                           776.6       775.9
                                                                     --------------------
             Total liabilities                                        5,906.0     5,423.7
                                                                     --------------------
Shareholders' equity:
    Common Shares, $1.00 par value (authorized 300.0,
         issued 83.1, including treasury shares of
         10.6 and 10.8)                                                  72.5        72.3
    Paid-in capital                                                     448.3       412.8
    Accumulated other comprehensive income:
         Net unrealized appreciation on investment securities           113.3       122.3
         Other                                                           (9.6)       (6.3)
    Retained earnings                                                 1,932.6     1,534.8
                                                                     --------------------
             Total shareholders' equity                               2,557.1     2,135.9
                                                                     --------------------
                  Total liabilities and shareholders' equity         $8,463.1    $7,559.6
                                                                     ====================

The Progressive Corporation and Subsidiaries
Consolidated Statements of Income

(millions - except per share amounts)


For the years ended December 31,                          1998       1997       1996
                                                        ------------------------------
NET PREMIUMS WRITTEN                                    $5,299.7   $4,665.1   $3,441.7
                                                        ==============================
REVENUES
    Premiums earned                                     $4,948.0   $4,189.5   $3,199.3
    Investment income                                      294.8      274.9      225.8
    Net realized gains on security sales                    11.4       98.5        7.1
    Service revenues                                        38.2       45.3       46.2
                                                        ------------------------------
         Total revenues                                  5,292.4    4,608.2    3,478.4
                                                        ------------------------------
EXPENSES
    Losses and loss adjustment expenses                  3,376.3    2,967.5    2,236.1
    Policy acquisition costs                               659.9      607.8      482.6
    Other underwriting expenses                            495.8      336.0      208.5
    Investment expenses                                      7.4        9.9        6.1
    Service expenses                                        30.8       43.9       41.9
    Interest expense                                        61.1       64.6       61.5
                                                        ------------------------------
         Total expenses                                  4,631.3    4,029.7    3,036.7
                                                        ------------------------------
NET INCOME
    Income before income taxes                             661.1      578.5      441.7
    Provision for income taxes                             204.4      178.5      128.0
                                                        ------------------------------
    Net income                                          $  456.7   $  400.0   $  313.7
                                                        ==============================

COMPUTATION OF EARNINGS PER SHARE
    Net income                                          $  456.7   $  400.0   $  313.7
    Less:  Preferred Stock dividends                         --        --         (3.5)
           Excess Preferred Stock liquidation
                price over cost basis                        --         --         (2.9)
                                                        ------------------------------
    Income available to common shareholders             $  456.7   $  400.0   $  307.3
                                                        ==============================
    Basic:
    Average shares outstanding                           72.5       72.0       71.6
                                                        ==============================
         Per share                                      $ 6.30   $   5.56   $   4.29
                                                        ==============================
    Diluted:
    Average shares outstanding                           72.5       72.0       71.6
    Net effect of dilutive stock options                  2.2        3.3        2.6
                                                        ------------------------------
         Total equivalent shares                         74.7       75.3       74.2
                                                        ==============================
         Per share                                      $ 6.11   $   5.31   $   4.14
                                                        ==============================


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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1

During 1998, there were no bank borrowings outstanding. Debt includes amounts the Company has borrowed and contributed to the capital of its insurance subsidiaries or borrowed for other long-term purposes.

Debt at December 31 consisted of:
(millions)

                                                                             1998                     1997
                                                                   ----------------------     -------------------
                                                                                    Market                 Market
                                                                         Cost       Value         Cost     Value

7.30% Notes, due 2006 (issued: $100.0, May 1996)                        $ 99.7      $109.5       $ 99.7    $105.3
6.60% Notes, due 2004 (issued: $200.0, January 1994)                     199.1       199.4        198.9     200.7
7% Notes, due 2013 (issued: $150.0, October 1993)                        148.4       157.2        148.4     154.4
8 3/4% Notes, due 1999 (issued: $30.0, May 1989)                          29.9        30.4         29.7      30.9
10% Notes, due 2000 (issued: $150.0, December 1988)                      149.8       162.7        149.6     164.6
10 1/8% Subordinated Notes, due 2000 (issued: $150.0, December           149.7       162.4        149.6     164.6
1988)
                                                                   -----------------------   --------------------
                                                                        $776.6      $821.6       $775.9    $820.5
                                                                   =======================   ====================

All debt is noncallable with interest payable semiannually.

In May 1990, the Company entered into a revolving credit arrangement with National City Bank, which is reviewed by the bank annually. Under this agreement, the Company has the right to borrow up to $10.0 million. By selecting from available credit options, the Company may elect to pay interest at rates related to the London interbank offered rate, the bank's base rate or at a money market rate. A commitment fee is payable on any unused portion of the committed amount at the rate of .125 percent per annum. The Company had no borrowings under this arrangement at December 31, 1998 or 1997.

In addition, the Company may issue from time to time, in one or more transactions, up to $300 million of its debt securities under an outstanding shelf registration which became effective in 1998.

Aggregate principal payments on debt outstanding at December 31, 1998, are $30.0 million for 1999, $300.0 million for 2000, $0 for 2001, 2002 and 2003, and
$450.0 million thereafter.